UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 11, 2023

PEAK PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-53855	26-1973257
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14201 N. Hayden Road, Suite A-1, Scottsdale, AZ	85260
(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code (480) 659-6404

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01.	Changes in Registrant’s Certifying Accountant.

(a)    Dismissal of Independent Registered Public Accounting Firm.

Based on information provided by Friedman LLP (“Friedman”), Peak Pharmaceuticals, Inc.’s (the “Company”) independent registered public accounting firm, effective September 1, 2022, Friedman combined with Marcum LLP (“Marcum”) and continues to operate as an independent registered public accounting firm.  On January 11, 2023,   the board of directors of the Company (the “Board”) approved the dismissal of Friedman and the engagement of Marcum to serve as the independent registered public accounting firm of the Company. The services previously provided by Friedman will now be provided by Marcum.

The report of Friedman on the Company’s consolidated financial statements as of September 30, 2022 and 2021  and for the years then ended did not contain an adverse opinion or a disclaimer of opinion and were  not qualified or modified as to uncertainty, audit scope, or accounting principles, except that Friedman’s report dated December 19, 2022 contained an explanatory paragraph stating there was substantial doubt about the Company’s ability to continue as a going concern.

During the Company’s fiscal years ended September 30, 2022 and 2021 and the subsequent period prior to Friedman’s dismissal, (a) there were no disagreements with Friedman on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of Friedman, would have caused Friedman to make reference thereto in its reports on the consolidated financial statements for such years; and (b) there were no reportable events as described in Item 304(a)(1)(v) of Regulation S-K promulgated by the Securities and Exchange Commission (“Regulation S-K”).

The Company provided Friedman with a copy of the foregoing disclosures and requested that Friedman furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with such disclosures.  Attached as Exhibit 16.1 is a copy of Friedman’s letter, dated January 20, 2023  .

(b)   Appointment of New Independent Registered Public Accounting Firm.

On January 11, 2023,   the Board approved the engagement of Marcum to serve as the Company’s  independent registered public accounting firm for the fiscal year ending September 30, 2023.

No consultations occurred between the Company and Marcum during the two most recent fiscal years and the subsequent interim period prior to Marcum’s appointment regarding either (a) the application of accounting principles to a specific completed or proposed transaction, the type of audit opinion that might be rendered on the Company’s financial statements, or other information provided that was considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue, or (b) any matter that was the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01.	Financial Statements and Exhibits.

(d)       Exhibits

16.1       Letter from Friedman LLP to the Securities and Exchange Commission dated January 20, 2023

104        Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEAK PHARMACEUTICALS, INC.

Dated: January 20 2023	By:	/s/ Neil Reithinger
Neil Reithinger
Chief Executive Officer & Chief Financial Officer